Exhibit 99.1

Broadway Technology Inc Announces Entering into a Merger Agreement with Quartzsea Acquisition Corporation

HAINING, CHINA, June 6, 2025 – Broadway Technology Inc (“Gaokai”), a leading manufacturer of high-quality PET (polyethylene terephthalate) cups and lids through its operating subsidiary Zhejiang Gaokai New Materials Co., Ltd., announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”) for a business combination with Quartzsea Acquisition Corporation (Nasdaq: QSEAU, QSEA, QSEAR) (“Quartzsea”), a publicly traded special purpose acquisition company.

Upon consummation of the transaction contemplated by the Merger Agreement, (i) Quartzsea will be merged with and into Cuisine Universal Packaging Solution, a Cayman Islands exempted company and wholly owned subsidiary of Quartzsea (“Cuisine Universal”) (the “SPAC Merger”), and (ii) concurrently with the SPAC merger, CUPS Sub Limited, a Cayman Islands exempted company and wholly owned subsidiary of Cuisine Universal, will be merged with and into Gaokai, resulting in Gaokai being a wholly owned subsidiary of Cuisine Universal (the “Business Combination” and the transactions in connection with the Business Combination collectively, the “Transaction”). Upon the closing of the Transaction, the combined company Cuisine Universal expects to be Nasdaq-listed under the ticker symbol “CUPS.”

Gaokai Overview

Gaokai, through its operating subsidiary Zhejiang Gaokai New Materials Co., Ltd., is a high-tech enterprise specializing in the manufacture of high quality. customized PET (polyethylene terephthalate) cups and PET lids, with products widely used in packaging markets of aviation, yogurt, juice, fruit tea, coffee, and cold beverage markets. Established in 2021 and located in Haining Jianshan New District, Zhejiang Province, the company operates within the PET industrial park in convenience for sourcing and developing advanced PET raw material.

Gaokai’s core competitive advantages include stable and high-performance raw PET materials, comprehensive upstream sheet manufacturing capabilities, advanced equipment and automated production lines, and high-transparency, innovative product designs. The company offers comprehensive PET cup customization services, including advanced cup printing technology for custom logos, sizes, and shapes.

With the comprehensive capabilities of material R&D, innovative design, advanced manufacturing and efficient operation, Gaokai has established itself as a professional PET cup manufacturing base managed by experienced cup manufacturing professionals.

Key Transaction Terms

Under the terms of the Merger Agreement, Quartzsea’s wholly owned subsidiary, Cuisine Universal, will acquire Gaokai, resulting in Cuisine Universal being a listed company on the Nasdaq Global Market. At the effective time of the Transaction, Gaokai’s shareholders will receive ordinary shares of Cuisine Universal. The shares held by certain Gaokai shareholders will be subject to lock-up agreements for a period of 180 days following the closing of the Transaction, subject to certain exceptions.

The Transaction, which has been unanimously approved by the boards of directors of both Quartzsea and Gaokai, is subject to regulatory approvals, the approvals by the shareholders of Quartzsea and Gaokai, respectively, and the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by Nasdaq of the listing application of the combined company.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the Business Combination. A more detailed description of the Transaction and a copy of the Merger Agreement will be included in a Current Report on Form 8-K to be filed by Quartzsea with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Celine & Partners, PLLC, Ogier Global (Cayman) Limited, and B&D Law Firm serve as legal counsel to Quartzsea. Pryor Cashman LLP, Harney Westwood & Riegels, and Jingtian & Gongcheng, PLLC serve as legal counsel to Gaokai. Chain Stone Capital Limited (CTM) serves as the financial advisor to Gaokai.

About Quartzsea Acquisition Corporation

Quartzsea Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

Participants in the Solicitation

Cuisine Universal Packaging Solution, Quartzsea Acquisition Corporation, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Quartzsea ordinary shares in respect of the proposed Transaction. Information about Quartzsea’s directors and executive officers and their ownership of Quartzsea’s ordinary shares is currently set forth in Quartzsea’s prospectus related to its initial public offering dated March 18, 2025, as modified or supplemented by any Form 10-K, Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Quartzsea or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the Transaction, Cuisine Universal will file relevant materials with the SEC, including the Registration Statement. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all Quartzsea shareholders entitled to vote at the special meeting relating to the Transaction. Before making any voting decision, securities holders of Quartzsea are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction and the parties to the Transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through Quartzsea through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Contact Information:

Quartzsea Acquisition Corporation:

Qi Gong

Chief Executive Officer

M: +1(212) 612-1400

E: qgong@quartzsea.com

Zhejiang Gaokai New Materials Co., Ltd.:

Chengji Zhang

E: chengjizhang8@gmail.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Quartzsea’s and Gaokai’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Quartzsea’s and Gaokai’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Quartzsea or Gaokai and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Quartzsea or Gaokai following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of Quartzsea or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from PRC regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Gaokai or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by Quartzsea and Cuisine Universal (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by Quartzsea and Gaokai. Quartzsea and Gaokai caution that the foregoing list of factors is not exclusive. Quartzsea and Gaokai caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Quartzsea nor Gaokai undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.